Fourth Quarter 2018 Financial Results January 28, 2019 C r e a t i n g I n n o v a t i v e S t e e l S o l u t i o n s © 2 0 1 9 A K S t e e l . A l l r i g h t s r e s e r v e d .

AK Steel Executive Management Team

- Roger Newport — Chief Executive Officer
- Kirk Reich — President and Chief Operating Officer
- Jaime Vasquez — Vice President – Finance and Chief Financial Officer

AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
January 2019 2
© 2019 AK Steel. All rights reserved.

Forward-Looking Statements Certain statements made or incorporated by reference in this earnings release reflect management’s estimates and beliefs and are intended to be “forward-looking statements” identified in the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “anticipates,” “believes,” “intends,” “plans,” “estimates” and other similar references to future periods typically identify forward-looking statements. The company cautions readers that forward-looking statements reflect the company’s current beliefs and judgments, but are not guarantees of future performance or outcomes. They are based on a number of assumptions and estimates that are inherently affected by economic, competitive, regulatory, and operational risks, uncertainties and contingencies that are beyond the company’s control, and upon assumptions about future business decisions and conditions that may change. Forward-looking statements are only predictions and involve risks and uncertainties, resulting in the possibility that actual events or performance will differ materially from such predictions as a result of certain risk factors. Such factors that could cause the company’s actual results and financial condition to differ materially from the results contemplated by such forward-looking statements include reduced selling prices, shipments and profits associated with a highly competitive and cyclical industry; domestic and global steel overcapacity; risks related to U.S. government actions on Section 232 and 301, NAFTA and/or other trade agreements, treaties or policies; changes in the cost of raw materials, supplies and energy; the company’s significant amount of debt and other obligations; severe financial hardship or bankruptcy of one or more of the company’s major customers or key suppliers; the company’s significant proportion of sales to the automotive market; reduced demand in key product markets due to competition from aluminum or other alternatives to steel; excess inventory of raw materials; supply chain disruptions or poor quality of raw materials or supplies; production disruption or reduced production levels; the company’s healthcare and pension obligations; not reaching new labor agreements on a timely basis; major litigation, arbitrations, environmental issues and other contingencies; regulatory compliance and changes; climate change and greenhouse gas emissions; conditions in the financial, credit, capital and banking markets; the company’s use of derivative contracts to hedge commodity pricing volatility; potential permanent idling of facilities; inability to fully realize benefits of margin enhancement initiatives; information technology security threats, cybercrime and exposure of private information; the company’s failure to achieve expected benefits of the Precision Partners acquisition and/or to integrate Precision Partners successfully; changes in tax laws and regulations; and risks associated with the closure of Ashland Works, including without limitation risks related to a failure to achieve the estimated savings, loss of existing or future business as a result of transitioning (or seeking to transition) products to other coating lines, costs or actions resulting from closure negotiations with the labor union at Ashland Works, higher than expected closure costs, and unanticipated operational issues as a result of producing products at other coating lines; as well as those risks and uncertainties discussed in more detail in the company’s Annual Report on Form 10-K for the year ended December 31, 2017, and its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with or furnished to the Securities and Exchange Commission. As such, the company cautions readers not to place undue reliance on forward-looking statements, which speak only to the company’s plans, assumptions and expectations as of the date hereof. The company undertakes no obligation to publicly update any forward-looking statement, except as required by law. S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N January 2019 3 © 2 0 1 9 A K S t e e l . A l l r i g h t s r e s e r v e d .

Roger Newport
Chief Executive Officer

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

© 2019 AK Steel. All rights reserved.

January 2019

Strong Performance in 2018

▪ Net Income	$186 million
▪ Adjusted Net Income	$201 million
▪ Adjusted EBITDA	$563 million

Best Performance Since 2008

Note: See Appendix for reconciliations of non-GAAP financial measures

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

January 2019 5

© 2019 AK Steel. All rights reserved.

Protecting Our Most Important Asset – Our People . Three facilities achieved zero OSHA recordables for OSHA Recordable Frequency 4Q 2018 . One facility achieved zero OSHA recordables for the 3.00 year 2018 . 2.33 2.37 One facility achieved zero occupational injuries for 2.01 2.00 1.87 the year 2018 1.69 1.67 1.38 1.55 1.55 1.45 1.36 1.00 0.64 0.45 0.41 0.36 0.29 0.25 0.33 0.32 0.26 0.25 0.26 0.00 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 AISI AK Steel OSHA Recordable Frequency is number of injuries per 200,000 employee hours Notes: Based upon most current American Iron and Steel Institute (AISI) data available through 3Q 2018. AK Steel data represents steelmaking operations; 2015 and forward includes Dearborn Works. S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N January 2019 6 © 2 0 1 9 A K S t e e l . A l l r i g h t s r e s e r v e d .

Strategic Path

Strengthened Capital Structure	▪ $680 million of debt refinanced and maturities extended since 2016 ▪ Reduced debt and legacy liabilities by a total of nearly $200 million in 2018 ▪ Pension annuitizations to-date of ~$500 million
Enhanced Core Business	▪ Major investment completed at Middletown Works hot-end ▪ Mansfield melt shop upgrade and installed new technology at caster ▪ New state-of-the-art stainless coil build up line planned at Coshocton Works
Expanded Growth Platform	▪ Launched new products, including NEXMET® AHSS coated products for automotive and TRAN-COR® X for electrical transformers; various customer trials are underway ▪ Acquired Precision Partners – tool design and build/hot stamping/cold stamping ▪ Investing to increase downstream revenues and profits

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

January 2019 7

© 2019 AK Steel. All rights reserved.

Enhancing Asset Utilization

- Plan to close the Ashland Works facility by the end of 2019
  - Blast furnace and 'hot-end' were idled more than three years ago
  - Transition of hot dip galvanizing coating line production to other AK Steel operations in U.S.
- Employees will be offered open positions at other facilities
- Increase utilization of other AK Steel coating lines in the U.S.
- Once fully implemented, these actions are expected to result in annual savings of over $40 million

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

January 2019 8

© 2019 AK Steel. All rights reserved.

Investing in the Future Maintenance and Capital Investment Strategic $1,600 $1,500 $1,400 $1,200 $1,200 $1,000 $800 $800 $800 $800 ($ Millions) ($ $600 $400 $200 $0 2014 2015 2016 2017 2018 Note: 2014 includes Dearborn for full year S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N January 2019 9 © 2 0 1 9 A K S t e e l . A l l r i g h t s r e s e r v e d .

Steel Market Update . Overall economic conditions remain solid North America Light Vehicle Production . (Vehicles in Millions) Automotive market remains healthy 17.8 17.1 17.0 17.1 17.1 17.4 . Spot market pricing for carbon steels remain at healthy levels . Service center inventories are balanced with demand 2016 2017 2018 2019E 2020E 2021E U.S. Housing Starts U.S. Non-Residential Construction Fixed Investment (Millions) ($ Billions) 1.40 $2,981 $2,713 $2,824 $2,908 1.33 $2,411 $2,539 1.26 1.29 1.18 1.21 2016 2017 2018 2019E 2020E 2021E 2016 2017 2018 2019E 2020E 2021E Source: AK Steel estimates S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N January 2019 10 © 2 0 1 9 A K S t e e l . A l l r i g h t s r e s e r v e d .

Kirk Reich
President and Chief Operating Officer

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

© 2019 AK Steel. All rights reserved.

January 2019

Strategic Capital Investments

	Cost Benefit	Sustainability	Growth
Dearborn Works Melt Shop	✓	✓	
Rockport Works Pickling	✓	✓	
Mansfield Works Caster	✓		
Coshocton Works Coil Build Up Line	✓		
AK Tube			✓
Precision Partners			✓

About one-third of 2019 capital investments for growth and improvements

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

January 2019 12
© 2019 AK Steel. All rights reserved.

Downstream Operations – Platform for Growth

- Continued development of Advanced High-Strength Steel tubing and stamping applications
- Improved downstream performance in 2018
  - AK Tube achieved record results
  - Precision Partners awarded record level of future business
- Proactive moves improved stamping operations in 4Q and set foundation for strong 2019
- Capital investments in tooling and stamping operations to support growth in 2019 and beyond
- Downstream operations expected to continue growth in 2019



Downstream Revenues*
($ Millions)
$800
$600
$400
$200
$0
$214
$358
$615
2016
2017
2018

* Includes tubular products, components and other revenues



AK Tube LLC
A Subsidiary of AK Steel Corporation



PRECISION PARTNERS

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

January 2019 13

© 2019 AK Steel. All rights reserved.

Precision Partners Significant Growth Opportunity

- Strategically used our tooling leadership in the hot stamp arena to open the door to new opportunities with North American OEMs
- Complemented by its innovative production process, Precision Partners was able to secure significant new business
- The award of the hot stamped, one-piece, body side outer (a/k/a door ring) assembly puts Precision Partners in an elite category of capabilities with only two other players in North America
- Continued demonstration of expertise in this area provides significant upside market potential

Body side/door ring assembly





AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

January 2019 14

© 2019 AK Steel. All rights reserved.

Successful Customer Contract Renegotiations

- Carbon automotive contracts
  - Improved pricing and expanded margins
  - Positioned on the right platforms
  - Improving mix of High-Strength Steel products
  - Continued progress on adoption of new, Advanced High-Strength Steel grades
- Carbon non-automotive contracts and spot business subject to direction of spot market pricing
- Specialty steel contracts complete and expected to cover cost pressures and increase margins overall

AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
January 2019 15
© 2019 AK Steel. All rights reserved.

Jaime Vasquez

Vice President – Finance and Chief Financial Officer

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

January 2019

© 2019 AK Steel. All rights reserved.

Fourth Quarter 2018 Financial Highlights ($ Millions, except per share and per ton) Y-o-Y Y-o-Y 4Q 2017 3Q 2018 4Q 2018 Improvement Improvement Flat-Rolled Shipments (in 000s of tons) 1,337 1,424 1,389 52 4% Flat-Rolled Average Selling Price Per Ton $1,024 $1,114 $1,106 $82 8% Net Sales $1,495.6 $1,735.6 $1,677.1 $181.5 12% Net Income (Loss) ($80.4) $67.2 $33.5 $113.9 NM Adjusted Net Income (Loss) ($24.1) $67.2 $48.0 $72.1 NM Adjusted EBITDA $67.4 $160.8 $135.5 $68.1 101% Adjusted EBITDA Margin 4.5% 9.3% 8.1% 3.6 points 80% Earnings (Loss) Per Share – Diluted ($0.26) $0.21 $0.11 $0.37 NM Adjusted Earnings (Loss) Per Share – Diluted ($0.08) $0.21 $0.16 $0.24 NM Notes: . 2017 and prior recast to reflect retrospective adjustments from certain accounting changes, including switch from LIFO . See Appendix for reconciliations of non-GAAP financial measures S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N January 2019 17 © 2 0 1 9 A K S t e e l . A l l r i g h t s r e s e r v e d .

Consolidated Adjusted EBITDA Bridge – 3Q 2018 to 4Q 2018 $200 $175 $161 $150 $5 $1 $16 $136 $125 $12 $3 ($ ($ Millions) $100 $75 $50 3Q 2018 Actual Sales Rate & Raw Materials & Operations Downstream Other 4Q 2018 Actual Volume/Mix Energy S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N January 2019 18 © 2 0 1 9 A K S t e e l . A l l r i g h t s r e s e r v e d .

Balance Sheet and Cash Flow Highlights . Solid free cash flow generation resulted in a $116 million Pension/OPEB Liabilities Reduced By 29% reduction in debt in 2018 ($ Millions) . $1,500 Maintain focus on strengthening balance sheet $1,225 . $1,135 Completed ~$280 million pension asset and liability transfer $934 $1,000 $868 in October 2018 . Pension/OPEB liability reduction of $66 million in 2018 $500 . Working capital was a source of $25 million cash in 4Q and $0 $14 million for full year 2015 2016 2017 2018 Consistent Capital Investments Manageable Pension Contributions ($ Millions) ($ Millions) $200 ~$170 - $190 $75 $153 $152 $150 $128 $50 $50 $50 $44 $45 $99 $50 $100 $24 $25 $50 $0 $0 $0 2015 2016 2017 2018 2019E 2015 2016 2017 2018 2019E 2020E 2021E S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N January 2019 19 © 2 0 1 9 A K S t e e l . A l l r i g h t s r e s e r v e d .

2019 Full Year Guidance Estimates

- Net income attributable to AK Steel of ~$160 to $180 million
- Adjusted EBITDA in the range of $515 to $535 million, ~50% expected to be generated in the first half of the year
- Based on January 2019 average carbon hot rolled coil spot market price of ~$720
- Every $10 change in the carbon hot roll coil spot market price, adjusted EBITDA and net income impacted by ~$5 to $7 million
- Excludes effect of the charge for Ashland Works closure costs expected to be recorded in 1Q



Flat-Rolled Shipments
(000s tons)
8,000
6,000
4,000
2,000
0
6,974
5,936
5,596
5,683
2015
2016
2017
2018



Flat-Rolled Average Selling Price Per Ton
$1,200
$900
$600
$300
$0
$929
$955
$1,022
$1,091
2015
2016
2017
2018



Adjusted EBITDA
($ Millions)
$600
$500
$400
$300
$200
$100
$0
$180.4
$472.8
$528.5
$563.4
2015
2016
2017
2018

Note: 2017 and prior recast to reflect retrospective adjustments from certain accounting changes, including switch from LIFO

The company's guidance is based on AK Steel's current estimates and may change based on business conditions and other factors. There are many other items that could affect the company's 2019 results, as outlined in the Forward-Looking Statements slide of this presentation, including developments in the domestic and global economies, in the company's business, in trade actions and the imposition of tariffs, and in the businesses of the company's customers, suppliers and competitors.

AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
January 2019 20

© 2019 AK Steel. All rights reserved.

2019 Other Guidance Items

- Earnings per share of ~$0.51 to $0.57
- Flat-rolled shipments ~5.9 million tons
- Average flat-rolled selling price roughly the same as 2018
- Major maintenance outages ~$70 to $80 million
- Depreciation and amortization ~$210 million*
- Cash interest expense of ~$135 million
- Total interest expense of ~$155 million
- Pension and OPEB income ~$20 to $25 million**
- OPEB payments of ~$40 million
- Minimal cash and book taxes
- Working capital expected to be slight use of cash



AKS
NYSE

* *Includes $20 million for SunCoke*

** *Includes ~$6 million expense reported in Cost of Products Sold/Selling and Administrative expenses*

The company's guidance is based on AK Steel's current estimates and may change based on business conditions and other factors. There are many other items that could affect the company's 2019 results, as outlined in the Forward-Looking Statements slide of this presentation, including developments in the domestic and global economies, in the company's business, in trade actions and the imposition of tariffs, and in the businesses of the company's customers, suppliers and competitors.

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

21

© 2019 AK Steel. All rights reserved.

Ashland Works Financial Impact

- Expect to incur a charge of ~$80 million in 1Q 2019
  - Primarily termination of take-or-pay agreements and employee unemployment and benefit costs
- Estimated cash impact and timing
  - $15 million in 2019
  - $30 million in 2020
  - $35 million spread over several years thereafter
- Expect to incur additional cash costs in 2019 related to closure of the facility of ~$10 million, which will decline in future years, plus $4 million of accelerated depreciation
- Once fully implemented, annual savings of more than $40 million are expected

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

January 2019 22
© 2019 AK Steel. All rights reserved.

Roger Newport

Chief Executive Officer

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

© 2019 AK Steel. All rights reserved.

January 2019

Path for Creating Shareholder Value

Optimize Assets

Lower Debt

Innovation

- People
- Carbon AHSS
- Electrical
- Stainless

Organic/Geographic Growth

- Acquired Dearborn
- AK Tube Mexico
- Downstream products

Transformational Growth

- Precision Partners acquisition
- Targeted investments to improve and grow the business

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

© 2019 AK Steel. All rights reserved.

January 2019 24

Strategy

Create Shareholder Value By:		
Commercializing innovative products and services	Transforming our operations to significantly improve our competitive cost position	Driving further growth – organically and through acquisitions – into new markets and downstream business

AK Steel SAFETY | QUALITY | PRODUCTIVITY | INNOVATION January 2019 25
© 2019 AK Steel. All rights reserved.

THANK YOU! S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N January 2019 © 2 0 1 9 A K S t e e l . A l l r i g h t s r e s e r v e d .

Appendix S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N January 2019 © 2 0 1 9 A K S t e e l . A l l r i g h t s r e s e r v e d .

Investor Contact S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N January 2019 28 © 2 0 1 9 A K S t e e l . A l l r i g h t s r e s e r v e d .

Strengthening Our Foundation

2014	2015	2016	2017	2018
				Best Financial Performance in a Decade
			Acquired Precision Partners	Mansfield Works Melt Shop Improvements
		Opened New Research and Innovation Center	Launched New NEXMET™ AHSS Products	Record Downstream Earnings
	Began Portfolio Optimization	Strengthened Capital Structure	Lowered Interest Costs	Debt Reduction
Acquired Dearborn	Idled Ashland Hot-end Operations	Completed Dearborn AHSS Investment	Completed Major Hot-end Operations Investments	Pension De-risking

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

January 2019 29
© 2019 AK Steel. All rights reserved.

Longer Term Target Metrics

Metric	Target
Average EBITDA Margin through a business cycle	>8%
Debt-to-EBITDA	<4.0x
Economic Profit: Return on Invested Capital	>10.5%
EBITDA Contributions from Downstream Business	>30%

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

January 2019 30

© 2019 AK Steel. All rights reserved.

High-Value Product Mix with More Predictable Pricing

Flat-Rolled Product Mix



2015
Other
3%
Hot-rolled
18%
Coated
48%
Stainless/
Electrical
13%
Cold-rolled
18%
2018
Other
3%
Hot-rolled
13%
Coated
50%
Stainless/
Electrical
15%
Cold-rolled
19%

Customer Contract Structure



2015
Spot Market
~19%
Fixed Base
Price Contracts
~62%
Steel Index
Based Contracts
~19%
2018
Spot Market
~13%
Fixed Base
Price Contracts
~70%
Steel Index
Based Contracts
~17%

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SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
31

© 2019 AK Steel. All rights reserved.

Full Year 2018 Financial Highlights ($ Millions, except per share and per ton) Y-o-Y Y-o-Y 2017 2018 Improvement Improvement Flat-Rolled Shipments (in 000s of tons) 5,596 5,683 87 2% Flat-Rolled Average Selling Price Per Ton $1,022 $1,091 $69 7% Net Sales $6,080.5 $6,818.2 $737.7 12% Net Income $103.5 $186.0 $82.5 80% Adjusted Net Income $159.8 $200.5 $40.7 25% Adjusted EBITDA $528.5 $563.4 $34.9 7% Adjusted EBITDA Margin 8.7% 8.3% (40 bps) -5% Earnings Per Share – Diluted $0.32 $0.59 $0.27 84% Adjusted Earnings Per Share – Diluted $0.50 $0.64 $0.14 28% Notes: . 2017 and prior recast to reflect retrospective adjustments from certain accounting changes, including switch from LIFO . See Appendix for reconciliations of non-GAAP financial measures S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N January 2019 32 © 2 0 1 9 A K S t e e l . A l l r i g h t s r e s e r v e d .

Significantly Improved Debt Profile ($ Millions) December 31, 2015 December 31, 2018 Total Debt: $2.4 billion $700 $150 $150 $537 Total Debt: $2.0 billion $7 $406 $406 $380 $380 $392 $335 $290 $275 $550 $530 $149 $62 $62 $30 $7 $30 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Credit Facility Senior Notes Senior Secured Notes Industrial Revenue Bonds . Free cash flow generation allowed for a $116 million reduction of debt in 2018 Note: Excludes unamortized debt discount and issuance costs S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N January 2019 33 © 2 0 1 9 A K S t e e l . A l l r i g h t s r e s e r v e d .

Non-GAAP Financial Measures
Reconciliation of Adjusted Net Income

($ Millions)	2015	2016	2017	Qtr ended 3/31/2018	Qtr ended 6/30/2018	Qtr ended 9/30/2018	Qtr ended 12/31/2018	2018
Reconciliation to Net Income (Loss) Attributable to AK Steel Holding Corporation								
Net income (loss) attributable to AK Steel Holding Corporation, as reported	($652.3)	($16.8)	$103.5	$28.7	$56.6	$67.2	$33.5	$186.0
Pension and OPEB net corridor and settlement charges	131.2	68.1					14.5	14.5
Charges (credit) for termination of pellet agreement and related transportation costs		69.5	(19.3)					
Impairment of Magnetation investment	256.3							
Impairment of AFSG investment	41.6							
Charge for facility idling	28.1							
Asset impairment charge			75.6					
Adjusted net income (loss) attributable to AK Steel Holding	**($195.1)**	**$120.8**	**$159.8**	**$28.7**	**$56.6**	**$67.2**	**$48.0**	**$200.5**
Reconciliation to Diluted Earnings (Losses) per Share								
Diluted earnings (loss) per share, as reported	($3.67)	($0.07)	$0.32	$0.09	$0.18	$0.21	$0.11	$0.59
Pension and OPEB net corridor charge/settlement loss	0.74	0.29					0.05	0.05
Charges (credit) for termination of pellet agreement and related transportation costs		0.30	(0.06)					
Impairment of Magnetation investment	1.44							
Impairment of AFSG investment	0.23							
Charge for facility idling	0.16							
Asset impairment charge			0.24					
Adjusted diluted earnings (loss) per share	**($1.10)**	**$0.52**	**$0.50**	**$0.09**	**$0.18**	**$0.21**	**$0.16**	**$0.64**
Flat-rolled Shipments	**6,974.0**	**5,936.4**	**5,596.2**	**1,430.9**	**1,439.8**	**1,424.0**	**1,388.7**	**5,683.4**
Flat-rolled Average Selling Price	**$929**	**$955**	**$1,022**	**$1,045**	**$1,101**	**$1,114**	**$1,106**	**$1,091**

Note: 2017 and prior recast to reflect retrospective adjustments from certain accounting changes, including switch from LIFO

AK Steel

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© 2019 AK Steel. All rights reserved.

January 2019 34

Non-GAAP Financial Measures
Reconciliation of Adjusted EBITDA

($ Millions)	2015	2016	2017	Qtr ended 3/31/2018	Qtr ended 6/30/2018	Qtr ended 9/30/2018	Qtr ended 12/31/2018	2018	2019 Guidance Low	2019 Guidance High
Net income (loss) attributable to AK Steel Holding	($652.3)	($16.8)	$103.5	$28.7	$56.6	$67.2	$33.5	$186.0	$160.0	$180.0
Net income (loss) attributable to NCI	62.8	66.0	61.4	16.1	15.7	17.7	8.6	58.1	55.0	55.0
Income tax expense (benefit)	(6.3)	(16.9)	(2.2)	(4.9)	(0.5)	1.4	(2.2)	(6.2)	10.0	10.0
Interest expense, net	171.7	162.6	150.9	37.4	37.7	37.6	38.0	150.7	155.0	155.0
Depreciation and amortization	224.4	221.4	236.3	61.3	58.6	58.4	58.7	237.0	210.0	210.0
EBITDA	($199.7)	$416.0	$549.9	$138.6	$168.1	$182.3	$136.6	$625.6	$590.0	$610.0
Less: EBITDA of NCI (a)	77.1	80.8	77.7	19.9	19.7	21.5	15.6	76.7	75.0	75.0
Pension and OPEB net corridor charges / settlement loss	131.2	68.1					14.5	14.5		
Charges (credit) for termination of pellet agreement and related transportation costs		69.5	(19.3)							
Impairment of Magnetation investment	256.3									
Impairment of AFSG investment	41.6									
Charge for facility idling	28.1									
Asset impairment charge			75.6							
Adjusted EBITDA	$180.4	$472.8	$528.5	$118.7	$148.4	$160.8	$135.5	$563.4	$515.0	$535.0
Adjusted EBITDA margin	2.7%	8.0%	8.7%	7.2%	8.5%	9.3%	8.1%	8.3%		

(a) The reconciliation of EBITDA of noncontrolling interest to net income attributable to noncontrolling interests is as follows:

($ Millions)	2015	2016	2017	Qtr ended 3/31/2018	Qtr ended 6/30/2018	Qtr ended 9/30/2018	Qtr ended 12/31/2018	2018	2019 Guidance Low	2019 Guidance High
Net income (loss) attributable to noncontrolling interests	$62.8	$66.0	$61.4	$16.1	$15.7	$17.7	$8.6	$58.1	$55.0	$55.0
Depreciation	14.3	14.8	16.3	3.8	4.0	3.8	7.0	18.6	20.0	20.0
EBITDA of noncontrolling interests	$77.1	$80.8	$77.7	$19.9	$19.7	$21.5	$15.6	$76.7	$75.0	$75.0

Note: 2017 and prior recast to reflect retrospective adjustments from certain accounting changes, including switch from LIFO

AK Steel

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S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N January 2019 © 2 0 1 9 A K S t e e l . A l l r i g h t s r e s e r v e d .